Exhibit 99.1

eLandia International and Amper Close Definitive Agreement

Combining their talent to lead the integration of technologies and solutions in Latin America

MIAMI, April 1, 2011 /PRNewswire/ — eLandia International (OTC BB:ELAN.ob - News), a leading Latin American information and communications technology enabler, closed in escrow a definitive share exchange agreement with Madrid-based Amper S.A., whereby eLandia acquired a 79.7% stake in Brazil-based integrator Medidata, and Amper S.A. acquired 85% (80% on a fully diluted basis) ownership of eLandia through the issuance of additional stock. Both companies will offer their combined portfolio of products, services, technology solutions and technical resources throughout the Latin American region. All closing documents were deposited in escrow pending the delivery of share certificates and related counsel opinions.

Miami-based eLandia, via its subsidiary Desca in Latin America, delivers an array of information technology and communications services to customers in 17 markets in Latin America, the Caribbean and the South Pacific. Medidata has been operating in Brazil since 1976 and offers integrated communications solutions to meet the needs of telecommunications operators, large enterprise, financial and public sector clients.

For eLandia, the combined Desca and Medidata operations become a complete integrated platform in Latin America, creating a truly regional Technology Solutions leader. Both companies’ strong and complementary product and service portfolios will accelerate their ability to synchronize sales and service delivery capabilities. Medidata and Desca will be able to take advantage of a unified pool of technical expertise to efficiently manage large, highly complex integration projects across Latin America, as well as leverage Amper’s broad experience in the deployment of Critical Infrastructure Protection projects.

According to Business Monitor International, the total value of investments on Information and Communications Technology products and services in Latin America is expected to arrive to US$65 billion by 2013, representing growth in excess of 35% in a 3 year period. Expanding eLandia’s extensive footprint to Brazil, one of the world’s most important emerging markets, is fully aligned with eLandia’s strategy to lead the transformation and consolidation of the Technology Solutions industry in the region, creating an exceptional opportunity to capture this potential growth.

“Latin America and the Caribbean offer outstanding growth opportunities in the technology market and Brazil completes our planned regional coverage. The whole region has had an incredible social and economic progress and continues to surface as a leading business partner of China, Europe and the United States. Reaching out to Brazil, one of the world’s top ten economies, is a great opportunity of development and creation of new prospects for our group companies and positions us as a key player and catalyzer of the transformation undergoing in the Latin American marketplace,” said eLandia’s Chairman and Chief Executive Officer Peter R. Pizarro.

Alfredo Redondo Chief Executive Officer of Amper remarks, “The integration of eLandia positions us as a global company with a strong market leadership in Latin America, and this, coupled with the recent success we have achieved in new geographies will enable us to increase our ability to grow in the areas of Defense, Communications and Security, as well as promoting innovation in product development.”

eLandia plans to consolidate all back office operations for Desca and Medidata within a regional shared service organization that will produce operating efficiencies, engineering synergies and cost savings, positioning the combined company to better fulfill customers’ needs, increase sales, and improve its business results.

About eLandia

With More than 3,000 business customers and a presence in 17 countries, eLandia (OTC BB:ELAN.ob - News), and its family of companies deliver an array of information and communications technology services to emerging markets experiencing rapid development, predominantly focusing on Latin America, the Caribbean and the South Pacific. eLandia assists its customers in implementing world-class integrated infrastructure solutions and cutting-edge networking technologies, and building highly-qualified local workforces to enable their businesses to transform and integrate into the global economy. For more information, please visit www.elandiagroup.com.

About Amper

Amper (BM: AMP), a multinational company based in Madrid, Spain, is a leader in the design and implementation of integrated solutions and information systems for civilian and military communications. With more than 50 years of experience in the information technology and telecommunications sector, it offers its clients cutting-edge products and services. The company’s shares have been quoted on the Madrid Stock Exchange since 1986. For more information, please visit www.amper.es.

About Desca

Desca, a wholly-owned subsidiary of eLandia, is a leading supplier of industry best-practice-based infrastructure and telecommunications solutions in Latin America and the Caribbean. The company offers solutions for telecommunications operators, government and corporations in Argentina, Colombia, Costa Rica, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Peru, Trinidad and Tobago, Venezuela and the U.S. For more information, please visit www.desca.com.

About Medidata

Medidata has offered integrated communications solutions to telecommunications operators, corporations, financial clients and governments in Brazil since 1976. It is a leader in integration of networks and systems, IP networks and unified communications in Brazil. For more information, please visit www.medidata.com.br.

This news release and other statements to be made by the Company contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including but not limited to statements relating to projections and estimates of earnings, revenue, cost-savings, expenses, or other financial items; statements of management’s plans, strategies, and objectives for future operations, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry, or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project,” “estimate”, and “conditional verbs such as “may,” “could,” and “would,” and other similar expressions. Such forward-looking statements reflect management’s current expectations, beliefs, estimates, and projections regarding the Company, its industry and future events, and are based upon certain assumptions made by management. These forward-looking statements are not guarantees of future performance and necessarily are subject to risks, uncertainties, and other factors (many of which are outside the control of the Company) that could cause actual results to differ materially from those anticipated. These risks and uncertainties include the satisfaction of closing conditions for the transaction, including obtaining regulatory approvals; the possibility that the transaction will not be completed; our ability to successfully integrate the operations of acquired companies; general industry conditions and competition; and business and economic conditions. More information about potential risk, uncertainties and other are included in our filings with the U.S. Securities and Exchange Commission. In light of these risks and uncertainties, any forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on any forward-looking statements, which only reflect the views of our management as of the date of this press release. We undertake no obligation and do not intend to update, revise or otherwise publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.